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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20579

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 17, 1997


                          SPEEDFAM INTERNATIONAL, INC.
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              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Illinois                0-26784                 36-2421613
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(STATE OR OTHER        (COMMISSION FILE NUMBER)      (IRS EMPLOYER
 JURISDICTION OF                                    IDENTIFICATION NO.)
 INCORPORATION)


305 North 54th Street, Chandler, Arizona                  85226
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


       Registrant's telephone number, including area code: (602)705-2100


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ITEM 5. OTHER EVENTS

Pursuant to Instruction F to Form 8-K, the information contained in the press release filed as Exhibit 99.1 hereto is hereby incorporated by reference in answer to Item 5 of this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXIBITS

        99.1 Press Release, dated September 17, 1997.






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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 SPEEDFAM INTERNATIONAL, INC.

                                 By: /s/ Roger K. Marach
                                     ------------------------
                                 Name:  Roger K. Marach
                                 Title: Treasurer and Chief Financial Officer

Date: September 17, 1997


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                                 EXHIBIT INDEX


       EXHIBIT                                       DESCRIPTION
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        99.1                         Press Release, dated September 17, 1997.